Exhibit 10.4

AudioEye, Inc.
2019 Equity Incentive Plan

Notice of Non-Qualified Stock Option Grant

The Participant is hereby provided this Notice of Non-Qualified Stock Option Grant (this “Grant Notice”) for the following option grant (the “Option”) to purchase shares of the Common Stock of AudioEye, Inc., a Delaware corporation (the “Company”) under the AudioEye, Inc. 2019 Equity Incentive Plan (the “Plan”). All capitalized terms in this Grant Notice shall have the meaning assigned to them in this Grant Notice or the attached Non-Qualified Stock Option Agreement, or if not defined herein or therein, in the Plan.

Participant:	_________________

Grant Date:	_________________

Vesting Commencement Date:	_________________

Option Exercise Price:	$_________ per share

Number of Shares:	_____ shares

Expiration Date:	_________________

Type of Option:	Non-Qualified Stock Option

Vesting Schedule: The Participant shall acquire a vested interest in the underlying shares as follows:

[Vesting Schedule to be inserted]

The Participant hereby acknowledges and agrees that (a) the Company has made available to the Participant copies of the Plan, the form of Non-Qualified Stock Option Agreement and the prospectus for the Plan and (b) the Participant has had the opportunity to review such documents and this Notice and to consult with the Participant’s individual tax advisor and legal counsel with respect to the same.

The Participant understands and agrees that the Option is granted subject to and in accordance with the terms of the Plan. By executing this Notice, the Participant further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Non-Qualified Stock Option Agreement attached hereto. By accepting this Option, the Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

AudioEye, Inc.	Participant

By:	By:
Name:	Name:
Title:	Date:
Date

AudioEye, Inc.

2019 Equity Incentive Plan

Non-Qualified Stock Option Agreement

AudioEye, Inc. (the “Company”) has awarded the Participant set forth in the Grant Notice a Non-Qualified Stock Option (the “Option”) that is subject to its 2019 Equity Incentive Plan (the “Plan”), the Notice of Non-Qualified Stock Option Grant (the “Grant Notice”) and this Non-Qualified Stock Option Agreement (the “Agreement”), for the number of shares of Common Stock subject to the Option indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. This Option Agreement will be deemed to be signed by the Participant on the signing by the Participant of the Grant Notice to which it is attached.

1.            Grant of Option. The number of shares of Common Stock subject to the Option and the Option Exercise Price are set forth in the Grant Notice. The Option is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan.

2.            Exercise Period; Vesting. The Option will become vested and exercisable as set forth in the Grant Notice. The Option will expire on the Expiration Date set forth in the Grant Notice, or earlier as provided in this Agreement or the Plan.

3.            Termination of Continuous Service.

3.1           Termination for Reasons Other Than Cause, Death, Disability. If the Participant’s Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Participant’s Continuous Service or (b) the Expiration Date.

3.2           Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.3           Termination due to Disability. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

3.4           Termination due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, or the Participant dies within a period following termination of the Participant’s Continuous Service during which the vested portion of the Option remains exercisable, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of: (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

4.            Manner of Exercise.

4.1           Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in such form as is approved by the Committee from time to time (the “Exercise Agreement”), which shall include:

(a)           the Participant’s election to exercise the Option;

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(b)           the number of shares of Common Stock being purchased;

(c)           any restrictions imposed on the shares; and

(d)           any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

4.2           Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:

(a)           in cash or by certified or bank check at the time the Option is exercised;

(b)           by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares that have a Fair Market Value on the date of attestation equal to the aggregate Option Exercise Price (or portion thereof) and receives a number of shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares (a "Stock for Stock Exchange");

(c)           if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure);

(d)           by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise;

(e)           by any combination of the foregoing methods; or

(f)            in any other form of legal consideration that may be acceptable to the Committee.

4.3           Withholding. If the Company, in its discretion, determines that it is obligated to withhold any tax in connection with the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

(a)           tendering a cash payment;

(b)           authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law;

(c)           delivering to the Company previously owned and unencumbered shares of Common Stock; or

(d)           if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure)

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The Company has the right to withhold from any compensation paid to a Participant.

4.4           Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative which shall be evidenced by stock certificates representing the shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

5.            No Right to Continued Employment; No Rights as Shareholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option unless and until certificates representing the shares have been issued by the Company to the holder of such shares, or the shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.

6.            Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7.            Change in Control. In the event of a Change in Control, the Option shall be subject to the provisions of the Plan regarding a Change in Control.

8.            Adjustments. The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by the terms of the Plan.

9.            Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (”Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10.          Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11.          Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

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12.          Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

13.          Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

14.          Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15.          Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

16.          Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

17.          Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

18.          Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

19.          No Impact on Other Benefits. The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

20.          Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

21.          Section 409A. The Option will be interpreted to the greatest extent possible in a manner that makes the Option exempt from Section 409A of the Code, and to the extent not so exempt, in compliance with the requirements imposed by Section 409A of the Code. If any provision in the Grant Notice or this Agreement would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the Grant Notice or this Agreement will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to the Option. The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify the Plan, the Grant Notice or this Agreement in any manner and delay the payment of any amounts payable pursuant to the Option to the extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable. The Company makes no representation that the Plan or any Award complies with Section 409A of the Code and shall have no liability to any Participant for any failure to comply with Section 409A of the Code.

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